UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

              ___________________________________

                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):

                           May 3, 2007


	          HARRIS & HARRIS GROUP, INC.
-------------------------------------------------------------------
  (Exact name of registrant as specified in its charter)



	New York          	0-11576	            13-3119827
(State or other jurisdiction  (Commission File  (I.R.S. Employer
of incorporation)                Number)        Identification No.)



                        111 West 57th Street
	             New York, New York  10019
----------------------------------------------------------------------
          (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900
						    ---------------

Item 7.01   Regulation FD Disclosure


Charles E. Harris, the Chairman and Chief Executive Officer of the Company, announced today at the Annual Meeting of Shareholders, in response to a shareholder's question about succession planning, that Daniel B. Wolfe, Vice President, will transition into the role of Chief Financial Officer at some point after 2007. As previously disclosed, Douglas W.
Jamison, our current Chief Financial Officer, is scheduled to become Chairman and Chief Executive Officer upon Mr.
Harris's scheduled retirement on December 31, 2008.

                             SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 3, 2007		HARRIS & HARRIS GROUP, INC.



     	 			By: /s/ Charles E. Harris
				    _________________________
				    Charles E. Harris
				    Chief Executive Officer




                                  3